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                                                                   Exhibit 10.30


                        TANNING TECHNOLOGY CORPORATION

                             1997 STOCK OPTION PLAN


                                   ARTICLE 1

                                    GENERAL

          1.1  Purpose.  The purpose of this Tanning Technology Corporation 1997
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Stock Option Plan (the "Plan") is to provide for certain key employees, officers, independent contractors with and/or directors of Tanning Technology Corporation, a Delaware corporation (the "Company"), and its subsidiaries and affiliates, an incentive (i) to join and/or remain in the service of the Company and its subsidiaries and affiliates, (ii) to maintain and enhance the long-term performance and profitability of the Company and its subsidiaries and affiliates and (iii) to acquire a proprietary interest in the success of the Company and its subsidiaries and affiliates.

          1.2  Definition of Certain Terms.
               ---------------------------

               (a) "Agreement" means an agreement issued pursuant to Section
2.1.

               (b) "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

               (e) "Company" means Tanning Technology Corporation, a Delaware corporation.

               (f) "Common Stock" means the shares of Class C common stock, par value $.01 per share, of the Company and any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

               (g) "Optionee" means an employee, officer, independent contractor with and/or director of the Company or any of its subsidiaries or affiliates who has been awarded any Option under this Plan.
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               (h) "Option" means a "nonqualified" stock option, as described in
Section 1.5, granted under the Plan.

               (i) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section 425(e) and (f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

               (j) "Plan" means this Tanning Technology Corporation Stock Option Plan.

               (k) "Termination With Cause," with respect to any Optionee, means termination by the Company or any of its subsidiaries or affiliates of such Optionee's employment for: (i) misappropriation of corporate funds, (ii) conviction of a felony or a crime involving moral turpitude, (iii) failure to comply with directions of the Chief Executive Officer or other superiors of the Optionee or the Board of Directors of the Company or any of its subsidiaries or affiliates, (iv) gross negligence and willful misconduct, or (v) any other behavior identified in the Optionee's employment agreement (if any) which gives rise to termination for cause.

               (l) Permitted Transferee" means, with respect to any person, such person's immediate family, trusts solely or primarily for the benefit of such person or such person's family members, and partnerships, limited liability companies or other corporations in which such person or such person's family members and/or such trusts are the majority partners or shareholders as the case may be. For this purpose, "immediate family" of a person means the person's spouse, parents, children, stepchildren and grandchildren.

          1.3  Administration.
               --------------

               (a) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two directors and which shall have the

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power of the Board to authorize awards under the Plan. The members of the
Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

               (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1 in accordance with the terms thereof, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

               (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

               (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

               (e) Notwithstanding anything to the contrary contained herein:
(i) until the Board shall appoint the members of the Committee, the Plan shall be administered by the Board; and (ii) the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term "Committee" as used herein shall be deemed to mean the Board.

          1.4  Persons Eligible for Awards.  Awards under the Plan may be made
               ---------------------------
from time to time to such key employees, officers, independent contractors with and/or directors of the Company or its subsidiaries and/or affiliates as the Committee shall in its sole discretion select.

          1.5  Types of Awards Under the Plan.  Awards may be made under the
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Plan in the form of stock options, which shall be "nonqualified" stock options subject to the provisions of section 83 of the Code, all as more fully set forth in Article 2.

          1.6  Shares Available for Awards.
               ---------------------------

               (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), the maximum number of shares of Class C Common Stock with respect to which

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Options may be awarded under the Plan shall be equal to 1,509,288 shares. Shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

               (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

               (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

                                   ARTICLE 2

                                 STOCK OPTIONS

          2.1  Agreements Evidencing Stock Options
               -----------------------------------

               (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of an Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award and shares of Common Stock acquired upon exercise of an Option shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

               (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

               (c) Each Agreement relating to Options shall set forth the per share amount payable by the Optionee to the Company upon exercise of the Option evidenced

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thereby, which shall not be less than the fair market value of the underlying shares of Common Stock at the time of grant, except as otherwise determined by the Committee.

          2.2  Term of Options.
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               Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion.

          2.3  Exercise of Options.  Subject to the provisions of this Article
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2, each Option granted under the Plan shall be exercisable as follows:

               (a) Unless the applicable Agreement expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                              Cumulative
                                              Percentage of
          Applicable Date                     Total Shares
          ---------------                     ------------

     On the first anniversary of the date of
     the applicable Agreement                    25%
     On the second anniversary of the date of
     the Agreement                               50%
     On the third anniversary of the date of
     the Agreement                               75%
     On the fourth anniversary of the date of
     the Agreement                               100%

The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement, and may provide different vesting schedules in different Agreements in its sole discretion. Except as the Committee may otherwise provide, in the event that Optionee's employment, Board membership, or independent contractor relationship with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.3(a), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

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               (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

               (c) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and a copy of such form shall be included with the Agreement.

               (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Such payment shall be made by check payable to the Company (or the equivalent thereof acceptable to the Committee). As soon as practicable after receipt of such payment, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

          2.4  Termination of Options.
               ----------------------

               (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement may otherwise provide or as set forth in Section 2.4(b),
Section 2.4(c) or Section 2.4(d), Options granted to an Optionee (and already vested but not yet exercised) shall terminate on the date which is 90 days after; 1) termination of his employment (for employee Optionees) with the Company for any reason (other than death or disability in which case the Options shall terminate on the date which is 180 days after the date of such termination), 2) termination of services on the Board (for non-employee Board members) for any reason (other than death or disability in which case the Options shall terminate on the date which is 180 days after the date of such termination), 3) termination of services as an independent contractor or the reduction of such services below levels specified in the independent contractor's Option Agreement.

               (b) In the event of a Termination With Cause of an Optionee by the Company, the Committee may determine within a period of sixty (60) days from the date of Termination With Cause, in its sole and absolute discretion, to terminate any or all Options granted to an Optionee so that such Options are expired and no longer exercisable, and

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Optionee's rights under this Plan and the related Stock Option Agreement(s)
shall immediately expire upon such determination. The Committee shall notify Optionee in writing of its determination by the end of such sixty (60) day period, and the Committee's failure to so notify Optionee shall permit Optionee to exercise all Options which were exercisable by Optionee on the date of his or her Termination With Cause. Such written notice, if given, shall indicate the number of option shares, if less than all of Optionee's vested Options at the date of Termination With Cause, which may be exercised by Optionee. During the period prior to such determination, no Options held by Optionee may be exercised. If the Committee determines that Optionee may exercise some or all of his or her Options, Optionee shall have ninety (90) days from the date of such notice to exercise some or all of such Options.

                (c) If at the time in question the Common Stock is not publicly traded on a national securities exchange or over-the-counter market, in the event that an Optionee's employment, Board membership, or independent contractor relationship with the Company is Terminated for any reason, the Company at its election, on giving ten days written notice to Optionee, may (i) repurchase any and all shares of Common Stock then owned by Optionee which were previously acquired by Optionee through exercise of Options granted under this Plan and
(ii) cancel any unexpired Options which have vested under the terms of the Plan but have not been exercised [provided however, that if such termination was a Termination with Cause, Section 2.4(b) shall govern rather than this Section 2.4(c)(ii)], subject in each case to payment of the purchase price described below. The purchase price payable by the Company to the Optionee on exercise of its right to repurchase under (i) above will be the fair market value of the Common Stock held by the Optionee which is being repurchased, determined as of the date of the repurchase. The purchase price payable by the Company to Optionee on exercise of the right to cancel unexpired vested but unexercised Options under (ii) above will be the fair market value of the Options in question determined as of the date of the cancellations. In either of the above cases, the fair market value will be determined by the Board in its reasonable and absolute discretion.

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               (d) In the event of a Non-Control Transaction (as hereinafter defined), (A) all outstanding Options shall remain outstanding and subject to the terms and conditions of the Plan, including the vesting schedule contained in Section 2.3(a), and (B) each Optionee shall be entitled to receive in respect of each share of Common Stock subject to the Option, upon exercise of such Option after the vesting thereof, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive (the "Consideration") in the Non-Control Transaction in respect of a share. In the event of a Transaction (as hereinafter defined), each outstanding Option shall vest and be fully exercisable, and, as of the date of the occurrence of the Transaction (the "Transaction Date"), the Company shall have the right, among other rights, to
(i) cancel any or all Options which have not been exercised as of the Transaction Date, (ii) require that each outstanding option be converted in connection with such Transaction into the Consideration payable in connection with such Transaction, less the exercise price of such Option, and/or (iii) in the event the provisions of Section 2.4(a) are applicable, treat the Options as described in Section 2.4(a) except that each outstanding Option shall vest and be fully exercisable.

          "Transaction" means (i) the approval by stockholders of the liquidation or dissolution of the Company, (ii) a sale or other disposition of 51% or more of the outstanding interests or voting stock, respectively, of the Company, (iii) the merger or consolidation of the Company with or into any entity, or (iv) a sale or other disposition of substantially all of the assets of the Company; provided, however, that the term "Transaction" shall exclude
                -----------------
each transaction which is a "Non-Control Transaction." "Non-Control Transaction" means (i) a merger or consolidation following which those persons who owned directly or indirectly a majority of the outstanding interests or shares of voting stock immediately prior to such merger or consolidation will own directly or indirectly a majority of the outstanding interests or shares of voting stock of the surviving corporation, (ii) a sale or other disposition of interests or capital stock, respectively, of the Company following which those persons who owned directly or indirectly a majority of the outstanding interests or shares of voting stock immediately prior to such sale will own directly or

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indirectly a majority of the outstanding interests or shares of voting stock of the purchasing entity, (iii) a sale or other disposition of substantially all of the assets of the Company to an affiliate, or (iv) an initial public offering of the Company.

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                                   ARTICLE 3

                                 MISCELLANEOUS


          3.1  Amendment of the Plan;
               Modification of Awards.
               ----------------------

               (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such suspension, discontinuance, revision or amendment shall adversely alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made; and further provided that the Board may, in its discretion, require stockholder approval of any changes or amendments to the Plan which the Board, in its discretion, believes is necessary or appropriate for any reason.

               (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

          3.2  Non-Transferability.  No Option shall be transferable
               -------------------
by the Optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Securities Exchange Act of 1934, as amended), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may permit at the time of grant of an Option or thereafter, that the Option may be transferred to Permitted Transferees of the Optionee, and for purposes of this Plan, a Permitted Transferee of an Optionee shall be deemed to be the Optionee. The terms of an Option shall be final, binding and conclusive upon the transferees, beneficiaries, executors, administrators, heirs and successors of the Optionee.

          3.3  Withholding of Taxes.  The Company shall be entitled to withhold
               --------------------
an amount sufficient to satisfy any federal, state and other governmental tax requirements related to

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an Option. Whenever, under the Plan, shares of Common Stock are to be delivered upon exercise of an Option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.

          3.4  Adjustments Upon Changes in Capitalization.  If and to the extent
               ------------------------------------------
specified by the Committee, in its sole discretion, the exercise price for Options and the number of shares of Common Stock which may be issued pursuant to the exercise of Options granted under the Plan may be appropriately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

          3.5  Right of Discharge Reserved.  Nothing in this Plan or in any
               ---------------------------
Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or any of its subsidiaries or affiliates or affect any right which the Company or any of its subsidiaries or affiliates may have to terminate the employment or service of such employee or other person.

          3.6  No Rights as a Stockholder.  No Optionee or other person holding
               --------------------------
an Option shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          3.7  Nature of Payments.
               ------------------

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               (a)  Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company or any of its subsidiaries or affiliates.

               (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any of its subsidiaries or affiliates or (ii) any agreement between the Company or any of its subsidiaries or affiliates and the Optionee.

          3.8  Non-Uniform Determinations.
               --------------------------

               The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to
(i) the persons to receive awards under the Plan, and (ii) the terms and provisions of awards under the Plan.

          3.9  Other Payments or Awards.  Nothing contained in the Plan shall be
               ------------------------
deemed in any way to limit or restrict the Company or any of its subsidiaries or affiliates or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          3.10  Restrictions.
                ------------

                (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or the exercise of other rights hereunder or the taking of any other action hereunder (each such action being hereinafter

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referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee is entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee determines that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

          (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations, qualifications or similar requirements in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration, qualification or similar requirement or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or by the Company's stockholders.

          3.11  Section Headings.  The section headings contained herein are for
                ----------------
the purposes of convenience only and are not intended to define or limit the contents of said sections.

          3.12  Effective Date and Term of Plan.
                -------------------------------

                (a) This Plan shall be deemed adopted and become effective upon the approval thereof by the Board.

                (b) The Plan shall terminate 10 years after the date on which it becomes effective, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall

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remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

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